TEMPLETON GREATER
EUROPEAN FUND


YOUR FUND'S OBJECTIVE:
The Templeton Greater European Fund seeks to achieve long-term capital appreciation by investing primarily in equity securities of companies in Greater Europe (Western, Central and Eastern Europe and Russia).


November 15, 1996
Dear Shareholder:

We are pleased to bring you this semi-annual report, which covers the six months ended September 30, 1996. During this time, moderate growth and low interest rates characterized most European economies, which helped to strengthen the region's stock markets. Within this environment, the Fund's Class I shares delivered a six-month total return of 6.66%, as discussed in the Performance Summary on page 5.

In attempting to fulfill European Monetary Union (EMU) requirements, many countries continued their efforts to reduce their budget deficits to no more than 3% of gross domestic product by 1999. Spain, Italy, and Sweden have made solid progress since 1994. In September, Spain and Italy announced government spending reductions that should enable the two countries to meet the EMU criteria by 1999. By the end of the year,

TEMPLETON GREATER EUROPEAN FUND

Geographic Distribution on 9/30/96
Based on Total Net Assets

[Graphic]

United Kingdom                          12.4%

France                                  10.1%

Sweden                                   8.7%

Germany                                  8.0%

Hungary                                  7.5%

Spain                                    6.1%

Finland                                  5.8%

Poland                                   4.7%

Other Countries                         17.7%

Short-Term Obligations &
  Other Net Assets                      19.0%


Italy's budget deficit could be less than 6%, and Sweden's around 4%, compared to around 10% in 1994 for both countries.

Investor confidence appeared to increase in Eastern Europe, as many countries in this area continued to privatize state-owned companies. However, most of these nations' currencies were significantly weaker than those of their Western counterparts, and inflation remained relatively high. In our view, Eastern bloc countries can expect full integration into Europe's economy only after these conditions improve.

Purchasing stocks we considered undervalued, we reduced our cash position from 30.8% of total net assets on March 31, 1996, to 19.0% on September 30, 1996. We initiated positions in three telecommunications companies, which, in our opinion, have strong earnings potential. An improving regulatory environment in the United Kingdom prompted us to purchase shares of British Telecommunications PLC, which could emerge as one of the major players in global telecommunications. We also added Telecom Italia Spa, a company offering one of Europe's least expensive telephone services, and Nokia AB, the world's second-largest supplier of cellular telephones.

   TEMPLETON GREATER EUROPEAN FUND
   Top 10 Industries on 9/30/96
   Based on Total Net Assets

                                          % of Total
   Industry                               Net Assets

   Banking                                   12.7%

   Utilities-Electric & Gas                   8.4%

   Telecommunications                         5.9%

   Health & Personal Care                     5.6%

   Energy Sources                             5.5%

   Metals & Mining                            5.1%

   Automobiles                                5.0%

   Building Materials & Components            4.0%

   Insurance                                  4.0%

   Business & Public Services                 3.2%

Finding valuations that we viewed attractive in the banking sector, we established a position in Stadshypotek AB, a Swedish bank which, on September 30, 1996, controlled one-third of the country's mortgage market. Believing that Poland's economic restructuring would benefit its financial sector, we purchased shares of Bank Slaski SA W Katowicach. As a result, our exposure to the banking industry increased from 7.7% of total net assets on March 31, 1996, to 12.7% at the end of the reporting period.

During the reporting period, we realized profits in several holdings including Peugeot SA, the French automobile manufacturer. In our opinion, increased competition from U.S. and Japanese automobile manufacturers could hinder this company in the future. We also sold our shares of Amer Group Ltd. for a profit after its share price moved higher.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

   TEMPLETON GREATER EUROPEAN FUND
   Top Ten Holdings on 9/30/96
   Based on Total Net Assets

   Company,                                        % of Total
   Industry, Country                               Net Assets

   Pliva DD, GDR, 144A
   Health & Personal Care, Croatia                    3.0%

   Bank Slaski SA W Katowicach
   Banking, Poland                                    2.9%

   Mosenergo, ADR, 144A
   Utilities - Electrical & Gas, Russia               2.7%

   Gideon Richter Ltd., ADR, 144A
   Health & Personal Care, Hungary                    2.6%

   Anglian Group PLC
   Building Materials & Components,
   United Kingdom                                     2.4%

   Nokia AB, A
   Multi-Industry, Finland                            2.2%

   Tiszai Vegyi Kombinat RT, GDR, 144A
   Chemicals, Hungary                                 2.1%

   Bank of Ireland
   Banking, Irish Republic                            2.1%

   Skandia Foersaekrings AB, free
   Insurance, Sweden                                  2.1%

   MOL Magyar Olay-ES Gazipari RT, GDS 144A
   Energy Sources, Hungary                            2.0%

For a complete list of portfolio holdings, please see page 9 of this report.

Looking forward, we will continue to implement our rigorous investment techniques as we search for bargain-priced stocks across all countries and industries in Greater Europe. In our opinion, your Fund should benefit over the long term from greater European economic unity and the spread of capitalism into Eastern Europe.

Of course, investing in foreign securities involves special risks, such as market and currency volatility and adverse economic, social and political developments in the countries where investments are made. Developing markets involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. For example, Russia's system of share registration and custody creates certain risks of loss not normally associated with other markets. These risks and other considerations are discussed in the Fund's prospectus.

We thank you for your participation in the Templeton Greater European Fund and look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Mark Holowesko
------------------------
Mark Holowesko, CFA
President
Templeton Global Investment Trust

PERFORMANCE SUMMARY
CLASS I


The Templeton Greater European Fund Class I shares provided a total return of 6.66% for the six-month period ended September 30, 1996. Total return represents the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and does not include the initial sales charge.

The price of the Fund's shares, as measured by net asset value, increased 65 cents ($0.65), from $10.39 on March 31, 1996, to $11.04 on September 30, 1996.
During the reporting period, shareholders received distributions of 4 cents ($0.04) per share in dividend income.

We believe it is important to maintain a long-term investment perspective when managing the Fund, and we encourage our shareholders to view their investments in a similar manner. Past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.


TEMPLETON GREATER EUROPEAN FUND
CLASS I
Periods Ended September 30, 1996

                                             Since
                                           Inception
                               One-Year    (5/8/95)

Cumulative Total Return(1)         12.16%      10.82%

Average Annual Total Return(2)      5.74%       3.15%

Value of $10,000 Investment(3)    $10,574     $10,445

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 5.75% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods and include the maximum 5.75% initial sales charge.

All calculations reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume reinvestment of all dividends and capital gains when paid. The Fund's Investment Manager and Business Manager have agreed in advance to reduce their respective fees, and in the case of the Business Manager, to make certain payments to reduce expenses, which increases total return to shareholders. If the Managers had not taken this action, the Fund's total returns would have been lower. After December 31, 1996, the fee reduction may be discontinued at any time.

Investment return and principal value will fluctuate with market conditions, currencies, and the economic, social and political climates of the countries where investments are made. Developing markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of those markets. Therefore, your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

PERFORMANCE SUMMARY
CLASS II


The Templeton Greater European Fund Class II shares provided a total return of 6.16% for the six-month period ended September 30, 1996. Total return represents the change in value of an investment, assuming reinvestment of dividend and capital gain distributions, and does not include sales charges.

The price of the Fund's shares, as measured by net asset value, increased 63 cents ($0.63), from $10.32 on March 31, 1996, to $10.95 on September 30, 1996.
During the reporting period, shareholders received distributions of 0.51 cents ($0.0051) per share in dividend income.

We believe it is important to maintain a long-term investment perspective when managing the Fund, and we encourage our shareholders to view their investments in a similar manner. Past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

TEMPLETON GREATER EUROPEAN FUND
CLASS II
Periods Ended September 30, 1996

                                               Since
                                             Inception
                                 One-Year    (5/8/95)

Cumulative Total Return(1)         11.11%      9.55%

Average Annual Total Return(2)      9.00%      5.28%

Value of $10,000 Investment(3)    $10,900    $10,748

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods. It includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods and include all sales charges.

All calculations reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume reinvestment of all dividends and capital gains when paid. The Fund's Investment Manager and Business Manager have agreed in advance to reduce their respective fees and, in the case of the Business Manager, to make certain payments to reduce expenses, which increases total return to shareholders. If the Managers had not taken this action, the Fund's total returns would have been lower. After December 31, 1996, the fee reduction may be discontinued at any time.

Investment return and principal value will fluctuate with market conditions, currencies, and the economic, social and political climates of the countries where investments are made. Developing markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of those markets. Therefore, your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.


6

TEMPLETON GREATER EUROPEAN FUND
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE -- CLASS I
(For a share outstanding throughout the period)

                                                                                  SIX MONTHS          MAY 8, 1995
                                                                                    ENDED           (COMMENCEMENT OF
                                                                              SEPTEMBER 30, 1996     OPERATIONS) TO
                                                                                 (UNAUDITED)         MARCH 31, 1996
                                                                              ------------------    ----------------
Net asset value, beginning of period                                               $  10.39              $10.00
                                                                                    -------              ------
Income from investment operations:
   Net investment income                                                                .10                 .08
   Net realized and unrealized gain                                                     .59                 .31
                                                                                    -------              ------
Total from investment operations                                                        .69                 .39
Distributions from net investment income                                               (.04)                 --
                                                                                    -------              ------
Change in net asset value                                                               .65                 .39
                                                                                    -------              ------
Net asset value, end of period                                                     $  11.04              $10.39
                                                                                    =======              ======
TOTAL RETURN*                                                                         6.66%               3.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                                    $  5,812              $4,308
Ratio of expenses to average net assets                                               3.09%**             3.56%**
Ratio of expenses, net of reimbursement, to average net assets                        1.85%**             1.85%**
Ratio of net investment income to average net assets                                  2.41%**             1.39%**
Portfolio turnover rate                                                              15.36%               9.86%
Average commission rate paid (per share)                                           $  .0445              $.0205

   * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
  ** ANNUALIZED.

TEMPLETON GREATER EUROPEAN FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE -- CLASS II
(For a share outstanding throughout the period)

                                                                                  SIX MONTHS          MAY 8, 1995
                                                                                    ENDED           (COMMENCEMENT OF
                                                                              SEPTEMBER 30, 1996     OPERATIONS) TO
                                                                                 (UNAUDITED)         MARCH 31, 1996
                                                                              ------------------    ----------------
Net asset value, beginning of period                                                $10.32               $10.00
                                                                                   -------               ------
Income from investment operations:
   Net investment income                                                               .15                  .07
   Net realized and unrealized gain                                                    .49                  .25
                                                                                   -------               ------
Total from investment operations                                                       .64                  .32
Distributions from net investment income                                              (.01)                  --
                                                                                   -------               ------
Change in net asset value                                                              .63                  .32
                                                                                   -------               ------
Net asset value, end of period                                                      $10.95               $10.32
                                                                                   =======               ======
TOTAL RETURN*                                                                        6.16%                3.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                                     $1,366               $1,431
Ratio of expenses to average net assets                                              3.74%**              4.21%**
Ratio of expenses, net of reimbursement, to average net assets                       2.50%**              2.50%**
Ratio of net investment income to average net assets                                 2.28%**              1.06%**
Portfolio turnover rate                                                             15.36%                9.86%
Average commission rate paid (per share)                                            $.0445               $.0205

   * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
  ** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GREATER EUROPEAN FUND
Investment Portfolio, September 30, 1996 (unaudited)

--------------------------------------------------------------------------------

         INDUSTRY                                  ISSUE                             COUNTRY      SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 78.7%
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 5.0%
                        *   Debica SA, A                                               Pol.          5,800    $  123,843
                            Volkswagen AG                                              Ger.            322       119,814
                            Volvo AB, B                                                Swe.          5,342       114,863
                                                                                                              ----------
                                                                                                                 358,520
---------------------------------------------------------------------------------------------------------------------
BANKING: 12.7%
                            Bank of Ireland                                            Irl.         18,900       148,962
                            Bank Slaski SA W Katowicach                                Pol.          2,160       211,388
                            Deutsche Bank AG                                           Ger.          2,089        98,189
                        *   Merita Ltd., A                                             Fin.         59,800       129,903
                            National Westminster Bank PLC                              U.K.          9,600       102,037
                            Stadshypotek AB, A                                         Swe.          4,400       111,870
                            Unidanmark AS, A                                           Den.          2,225       106,338
                                                                                                              ----------
                                                                                                                 908,687
---------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS: 4.0%
                            Anglian Group PLC                                          U.K.         53,400       175,122
                            Cristaleria Espanola SA                                     Sp.          1,830       113,271
                                                                                                              ----------
                                                                                                                 288,393
---------------------------------------------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICES: 3.2%
                        *   Adecco SA                                                 Swtz.            366        98,457
                            Lex Service PLC                                            U.K.         22,600       129,304
                                                                                                              ----------
                                                                                                                 227,761
---------------------------------------------------------------------------------------------------------------------
CHEMICALS: 2.1%
                        *   Tiszai Vegyi Kombinat RT, GDR, 144A                        Hun.         16,840       149,876
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING: 2.1%
                            Dragados y Construcciones SA                                Sp.          7,800       100,506
                            European Techniki                                           Gr.         14,200        53,138
                                                                                                              ----------
                                                                                                                 153,644
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS: 2.9%
                            ABB AB, B                                                  Swe.          1,190       125,691
                            Alcatel Alsthom SA                                          Fr.            960        80,911
                                                                                                              ----------
                                                                                                                 206,602
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & INSTRUMENTS: 1.5%
                            BICC                                                       U.K.         23,710       109,488
                        *   BICC, rights                                               U.K.          4,310         1,282
                                                                                                              ----------
                                                                                                                 110,770
---------------------------------------------------------------------------------------------------------------------

TEMPLETON GREATER EUROPEAN FUND
Investment Portfolio, September 30, 1996 (unaudited) (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                  ISSUE                             COUNTRY      SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 5.5%
                            MOL Magyar Olay-Es Gazipari RT, GDS 144A                   Hun.        14,547     $  140,379
                            Societe Elf Aquitane SA                                     Fr.         1,520        118,814
                            Total SA, B                                                 Fr.         1,680        132,166
                                                                                                              ----------
                                                                                                                 391,359
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 0.5%
                            Banca Fideuram Spa                                         Itl.        14,000         33,197
---------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS: 0.8%
                            Pick Szeged RT                                             Hun.         1,300         60,005
---------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 3.1%
                            Assidomaen AB                                              Swe.         5,200        125,933
                        *   Enso OY, R                                                 Fin.        12,200         95,546
                                                                                                              ----------
                                                                                                                 221,479
---------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE: 5.6%
                            Gedeon Richter Ltd., GDR 144A                              Hun.         3,550        184,600
                        *   Pliva DD, GDR, 144A                                        Hrv.         4,300        213,925
                                                                                                              ----------
                                                                                                                 398,525
---------------------------------------------------------------------------------------------------------------------
INSURANCE: 4.0%
                            Muenchener Rueckversicherungs-Gesellschaft                 Ger.            41         72,519
                            Skandia Foersaekrings AB, free                             Swe.         5,350        148,132
                        *   Ste Centrale du Groupe des Asurances Nationales             Fr.         2,990         67,124
                                                                                                              ----------
                                                                                                                 287,775
---------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 2.0%
                            Macintosh NV                                              Neth.           240          5,664
                            W.H. Smith Group                                           U.K.        19,000        140,084
                                                                                                              ----------
                                                                                                                 145,748
---------------------------------------------------------------------------------------------------------------------
METALS & MINING: 5.1%
                            Boehler Uddeholm AG                                        Aut.           488         38,985
                            Eramet SA                                                   Fr.         1,580         94,210
                            Pechiney SA, A                                              Fr.         2,723        115,673
                            Vallourec                                                   Fr.         2,500        117,037
                                                                                                              ----------
                                                                                                                 365,905
---------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 2.6%
                            Amer Group Ltd., A                                         Fin.         1,507         35,275
                            Nokia AB, A                                                Fin.         3,460        154,789
                                                                                                              ----------
                                                                                                                 190,064
---------------------------------------------------------------------------------------------------------------------

TEMPLETON GREATER EUROPEAN FUND
Investment Portfolio, September 30, 1996 (unaudited) (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                  ISSUE                             COUNTRY      SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 5.9%
                            British Telecommunications PLC                             U.K.        17,430     $   97,268
                        *   SPT Telecom AS                                             Csk.         1,010        124,620
                            Telecom Italia Spa, di Risp                                Itl.        57,000        104,926
                            Tele Danmark AS, B                                         Den.         2,050         97,274
                                                                                                              ----------
                                                                                                                 424,088
---------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL: 1.0%
                            Dawson International PLC                                   U.K.        72,800         72,933
---------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRICAL & GAS: 8.4%
                            Empresa Nacional Hidroelectrica del Ribagorzana SA,
                            B                                                           Sp.         5,500         97,205
                            Iberdrola SA                                                Sp.        13,200        127,951
                        *   Mosenergo, ADR, 144A                                       Sun.         7,100        190,813
                            Thames Water Group PLC                                     U.K.         7,600         64,064
                            VEBA AG                                                    Ger.         2,394        125,338
                                                                                                              ----------
                                                                                                                 605,371
---------------------------------------------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL TRADE: 0.7%
                            Computer 2000 AG                                           Ger.           310         52,902
                                                                                                              ----------
TOTAL COMMON STOCKS (cost $5,242,631)                                                                          5,653,604
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 2.3%
---------------------------------------------------------------------------------------------------------------------
                            Baumax AG, pfd.                                            Aut.         1,860         59,749
                            Krones AG Herman Kronseder Maschinen Fabrik, pfd.          Ger.           274        104,107
                                                                                                              ----------
TOTAL PREFERRED STOCKS (cost $196,448)                                                                           163,856
---------------------------------------------------------------------------------------------------------------------
                                                                                                           PRINCIPAL IN
                                                                                                       LOCAL CURRENCY**
---------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 15.9% (cost $1,139,226)
---------------------------------------------------------------------------------------------------------------------
                            U.S. Treasury Bills, 4.90% to 5.19% with
                            maturities to 12/12/96                                     U.S.     1,147,000      1,139,513
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 96.9% (cost $6,578,305)                                                                     6,956,973
OTHER ASSETS, LESS LIABILITIES: 3.1%                                                                             221,264
                                                                                                              ----------
TOTAL NET ASSETS: 100.0%                                                                                      $7,178,237
                                                                                                              ----------
                                                                                                              ----------

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRY INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GREATER EUROPEAN FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996 (unaudited)

Assets:
   Investments in securities, at value
      (identified cost $6,578,305)             $6,956,973
   Cash                                               309
   Receivables:
      Fund shares sold                            189,517
      Dividends and interest                       15,940
   Unamortized organization costs                  47,685
                                               ----------
         Total assets                           7,210,424
                                               ----------
Liabilities:
   Payables for investment securities
      purchased                                     5,964
   Accrued expenses                                26,223
                                               ----------
         Total liabilities                         32,187
                                               ----------
Net assets, at value                           $7,178,237
                                               ==========
Net assets consist of:
   Undistributed net investment income         $  101,967
   Net unrealized appreciation                    378,668
   Accumulated net realized gain                   61,711
   Net capital paid in on shares of
      beneficial interest                       6,635,891
                                               ----------
Net assets, at value                           $7,178,237
                                               ==========
Class I
   Net asset value per share
      ($5,812,126 / 526,568 shares
      outstanding)                             $    11.04
                                               ==========
   Maximum offering price
      ($11.04 / 94.25%)                        $    11.71
                                               ==========
Class II
   Net asset value per share
      ($1,366,111 / 124,742 shares
      outstanding)                             $    10.95
                                               ==========
   Maximum offering price
      ($10.95 / 99.00%)                        $    11.06
                                               ==========

STATEMENT OF OPERATIONS
For the six months ended
September 30, 1996 (unaudited)

Investment income:
   (net of $12,973 foreign
   taxes withheld)
   Dividends                           $110,537
   Interest                              31,905
                                       --------
      Total income                                $142,442
Expenses:
   Management fees (Note 3)              24,310
   Administrative fees (Note 3)           4,865
   Distribution fees (Note 3)
      Class I                             8,591
      Class II                            7,852
   Transfer agent fees (Note 3)           6,600
   Custodian fees                         2,600
   Reports to shareholders                3,500
   Audit fees                             6,500
   Legal fees (Note 3)                    1,500
   Registration and filing fees          30,000
   Trustees' fees and expenses            1,200
   Amortization of organization costs     6,639
   Other                                  1,211
                                       --------
      Total expenses                    105,368
   Less expenses reimbursed
      (Note 3)                          (40,201)
                                       --------
      Total expenses less
         reimbursement                              65,167
                                                  --------
         Net investment income                      77,275
Realized and unrealized gain (loss):
   Net realized gain (loss) on:
      Investments                       171,658
      Foreign currency
         transactions                    (3,866)
                                       --------
                                        167,792
   Net unrealized appreciation on
      investments                       150,794
                                       --------
      Net realized and unrealized
         gain                                      318,586
                                                  --------
Net increase in net assets resulting
   from operations                                $395,861
                                                  --------
                                                  --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GREATER EUROPEAN FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS          MAY 8, 1995
                                                                                    ENDED           (COMMENCEMENT OF
                                                                              SEPTEMBER 30, 1996     OPERATIONS) TO
                                                                                 (UNAUDITED)         MARCH 31, 1996
                                                                              ------------------    ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                       $   77,275           $   42,720
      Net realized gain (loss) on investment and foreign currency
         transactions                                                                167,792             (106,081)
      Net unrealized appreciation                                                    150,794              227,874
                                                                                  ----------           ----------
         Net increase in net assets resulting from operations                        395,861              164,513
Distributions to shareholders:
   From net investment income
      Class I                                                                        (17,165)                  --
      Class II                                                                          (863)                  --
Fund share transactions (Note 2)
      Class I                                                                      1,203,101            4,185,581
      Class II                                                                      (140,972)           1,388,181
                                                                                  ----------           ----------
            Net increase in net assets                                             1,439,962            5,738,275
Net assets:
   Beginning of period                                                             5,738,275                   --
                                                                                  ----------           ----------
   End of period                                                                  $7,178,237           $5,738,275
                                                                                  ==========           ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GREATER EUROPEAN FUND
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Greater European Fund (the Fund) is a separate diversified series of Templeton Global Investment Trust (the Trust), a Delaware business trust, which is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital appreciation by investing primarily in equity securities of companies in Greater Europe (Western, Central and Eastern Europe and Russia). The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS, AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

TEMPLETON GREATER EUROPEAN FUND
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.
2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At September 30, 1996 there was an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                       CLASS I
                                                                      -----------------------------------------
                                                                                                FOR THE PERIOD
                                                                                                  MAY 8, 1995
                                                                                               (COMMENCEMENT OF
                                                                     SIX MONTHS ENDED         OPERATIONS) THROUGH
                                                                    SEPTEMBER 30, 1996          MARCH 31, 1996
                                                                    -------------------       -------------------
                                                                   SHARES       AMOUNT       SHARES       AMOUNT
                                                                   ------     ----------     ------     ----------
           Shares sold                                             162,555    $1,745,583     507,085    $5,118,526
           Shares issued on reinvestment of distributions            1,540        16,248          --            --
           Shares redeemed                                         (52,182)     (558,730)    (92,430)     (932,945)
                                                                   --------   ----------     --------   ----------
           Net increase                                            111,913    $1,203,101     414,655    $4,185,581
                                                                   ========   ==========     ========   ==========

                                                                                      CLASS II
                                                                      -----------------------------------------
                                                                                                FOR THE PERIOD
                                                                                                  MAY 8, 1995
                                                                                               (COMMENCEMENT OF
                                                                     SIX MONTHS ENDED         OPERATIONS) THROUGH
                                                                    SEPTEMBER 30, 1996          MARCH 31, 1996
                                                                    -------------------       -------------------
                                                                   SHARES       AMOUNT       SHARES       AMOUNT
                                                                   ------     ----------     ------     ----------
           Shares sold                                              61,709    $  652,665     139,004    $1,392,136
           Shares issued on reinvestment of distributions               82           862          --            --
           Shares redeemed                                         (75,665)     (794,499)       (388)       (3,955)
                                                                   --------   ----------     --------   ----------
           Net increase (decrease)                                 (13,874)   $ (140,972)    138,616    $1,388,181
                                                                   ========   ==========     ========   ==========

Templeton Global Investors, Inc., the Fund's administrative manager, is the record owner of 50,144 Class I shares and 49,979 Class II shares as of September 30, 1996.
3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Global Advisors Ltd. (TGAL), Templeton Global Investors, Inc. (TGII), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TGAL equal, on an annual basis, to 0.75% of the Fund's average daily net assets. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum of the first

TEMPLETON GREATER EUROPEAN FUND
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------
$200 million of the Trust's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of average net assets in excess of $1.2 billion. TGAL and TGII have voluntarily agreed to reduce their respective fees to the extent necessary to limit total expenses to an annual rate of 1.85% and 2.50% of average net assets of Class I and II shares, respectively, through December 31, 1996. The amount of the reimbursement for the six months ended September 30, 1996 is set forth in the Statement of Operations. For the six months ended September 30, 1996, FTD received net commissions of $5,586 from the sale of the Fund's shares and FTIS received fees of $6,600.

Under the distribution plans for Class I and Class II shares, the Fund reimburses FTD quarterly for FTD's costs and expenses in connection with any activity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.35% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At September 30, 1996, unreimbursed expenses amounted to $132,711. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales charges of $5.728 were paid to FTD for the six months ended September 30, 1996.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $1,500 for the six months ended September 30, 1996.
4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1996 aggregated $2,303,224 and $778,080, respectively. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At September 30, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                                 $ 675,607
           Unrealized depreciation                                                                  (296,939)
                                                                                                   ---------
           Net unrealized appreciation                                                             $ 378,668
                                                                                                   =========

                                     NOTES

                                     NOTES

LITERATURE REQUEST
--------------------------------------------------------------------------------

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH

Franklin Global Health
 Care Fund

Franklin Templeton
 Japan Fund

Templeton Developing
 Markets Trust

Templeton Foreign Fund

Templeton Foreign Smaller
 Companies Fund

Templeton Global
 Infrastructure Fund

Templeton Global
 Opportunities Trust

Templeton Global
 Real Estate Fund

Templeton Global Smaller
 Companies Fund

Templeton Greater
 European Fund

Templeton Growth Fund

Templeton Latin America
 Fund

Templeton Pacific
 Growth Fund

Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund

Franklin Templeton German
 Government Bond Fund

Franklin Templeton
 Global Currency Fund

Mutual European Fund

Templeton Global Bond Fund

Templeton Growth and
 Income Fund

GLOBAL INCOME

Franklin Global Government
 Income Fund

Franklin Templeton Hard
 Currency Fund

Franklin Templeton High
 Income Currency Fund

Templeton Americas
 Government Securities Fund

GROWTH

Franklin Blue Chip Fund

Franklin California Growth Fund

Franklin DynaTech Fund

Franklin Equity Fund

Franklin Gold Fund

Franklin Growth Fund

Franklin MidCap Growth Fund

Franklin Small Cap Growth Fund

Mutual Discovery Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund

Franklin Balance Sheet
 Investment Fund

Franklin Convertible
 Securities Fund

Franklin Equity Income Fund

Franklin Income Fund

Franklin MicroCap Value Fund

Franklin Natural Resources Fund

Franklin Real Estate
 Securities Fund

Franklin Rising Dividends Fund

Franklin Strategic Income Fund

Franklin Utilities Fund

Franklin Value Fund

Mutual Beacon Fund

Mutual Qualified Fund

Mutual Shares Fund

Templeton American Trust, Inc.

INCOME

Franklin Adjustable Rate
 Securities Fund

Franklin Adjustable U.S.
 Government Securities Fund

Franklin's AGE High
 Income Fund

Franklin Investment Grade
 Income Fund

Franklin Short-Intermediate U.S.
 Government Securities Fund

Franklin U.S. Government
 Securites Fund

Franklin Money Fund

Franklin Federal Money Fund

FOR NON-U.S. INVESTORS:

Franklin Tax-Advantaged
 High Yield Securities Fund

Franklin Tax-Advantaged
 International Bond Fund

Franklin Tax-Advantaged U.S.
 Government Securities Fund

FOR CORPORATIONS:

Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund

Federal Tax-Free Income Fund

High Yield Tax-Free
 Income Fund

Insured Tax-Free Income Fund

Puerto Rico Tax-Free
 Income Fund

Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME

Alabama

Arizona*

Arkansas**

California*

Colorado

Connecticut

Florida*

Georgia

Hawaii*

Indiana

Kentucky

Louisiana

Maryland

Massachusetts***

Michigan*

Minnesota***

Missouri

New Jersey

New York*

North Carolina

Ohio***

Oregon

Pennsylvania

Tennessee**

Texas

Virginia

Washington**

VARIABLE ANNUITIES

Franklin Valuemark(R)

Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio of insured municipal securities.                            11/96.1

TEMPLETON GREATER EUROPEAN FUND                          TEMPLETON

PRINCIPAL UNDERWRITER:                                   GREATER

Franklin Templeton                                       EUROPEN
Distributors, Inc.
700 Central Avenue                                       FUND
St. Petersburg,
Florida 33701-3628

Shareholder Services                                     Semi-Annual Report
1-800-632-2301                                           September 30, 1996

Fund Information
1-800-342-5236

This report must be preceded or accompanied by a current prospectus of the Templeton
Greater European Fund, which contains
more complete information, including
charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the investment manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

TO ENSURE THE HIGHEST QUALITY OF SERVICE,
TELEPHONE CALLS TO OR FROM OUR SERVICE
DEPARTMENTS MAY BE MONITORED,
RECORDED AND ACCESSED. THESE CALLS
CAN BE DETERMINED BY THE PRESENCE OF
A REGULAR BEEPING TONE.



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